Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
18.	Subsequent Events:

(a)
Dividend on Series A Preferred Shares: On January 16, 2024, the Company paid to Castor a dividend on the Series A Preferred Shares, which was declared on December 27, 2023,amounting to $350,000 for the dividend period from October 15, 2023 to January 14, 2024.

(b)
Sale of the M/T Wonder Sirius and prepayment of the $18.0 Million Term Facility: On January 8, 2024, the Company entered into an agreement with an unaffiliated third party for the sale of the M/T Wonder Sirius, at a price of $33.8 million. The vessel was delivered to its new owner on January 24, 2024. The Company expects to record during the first quarter of 2024 a net gain on the sale of the M/T Wonder Sirius of approximately $20.9 million, excluding any transaction related costs. The Company used part of the proceeds of the sale of M/T Wonder Sirius to fully prepay the remaining outstanding balance of $5.3 million under the $18.0 Million Term Facility (described in Note 6), under which the M/T Wonder Sirius served as security. As a result, we have no outstanding indebtedness under any facility as of February 29, 2024. Further, as a result of the sale, the Company no longer has any Aframax/LR2 vessels and management has determined that, with effect from the second quarter of 2024, the Company operates in two reportable segments: (i) the Handysize tanker segment and (ii) the LPG carrier segment.

(c)
Share Repurchase Program: Between January 1, 2024 and February 29, 2024, the Company repurchased 476,970 shares of common stock for aggregate consideration of 2.8 million under its share repurchase program.